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                                                                   EXHIBIT 10.17



                           TRAVELOCITY HOLDINGS, INC.

                          1999 LONG-TERM INCENTIVE PLAN

1.       PURPOSE

         Travelocity Holdings, Inc. (hereinafter referred to as the "Company"), a Delaware corporation, hereby establishes the 1999 Long-Term Incentive Plan (the "Plan") to promote the interests of the Company and its stockholders through attracting and retaining executive officers, nonemployee directors, and employees essential to the success of the Company; and enabling employees, nonemployee directors and consultants to share in the long-term growth and success of the Company.

2.       DEFINITIONS.

         Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Plan, have the following meanings:

Administrator means the Board of Directors, unless it has delegated power to act on its behalf to a committee pursuant to Section 4 of the Plan.

Affiliate means any other entity approved by the Board of Directors in which the Company holds an ownership interest (by value or voting rights) of at least 20%, or any other entity approved by the Board of Directors which has an ownership interest (by value or voting rights) of at least 20% in the Company.

Agreement means a written agreement implementing the grant of an Award, signed by an authorized officer of the Employer or other person authorized by the Administrator.

Awards means, individually or collectively, a grant under this Plan of any Options or SARs.

Board of Directors means the Board of Directors of the Company.

Change in Control means the happening of any of the following:

(i) An Acquiring Person (as hereinafter defined) shall be the "Beneficial Owner" (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time), directly or indirectly, of voting securities of Travelocity entitled to vote for the election of directors at any annual or special meeting of stockholders of Travelocity (such entitlement, "Voting Power" and such securities, "Voting Securities") representing both (a) twenty-five percent (25%) or more of the Voting Power of Travelocity's then outstanding Voting Securities and (b) a percentage of the Voting Power of Travelocity's then outstanding Voting Securities which is equal to or greater than the percentage of the Voting Power as is represented by Voting Securities Beneficially Owned, directly or indirectly, by Sabre. An "Acquiring Person" shall mean any person other than (a) an employee benefit plan (or a trust forming a part thereof) maintained by (1) the Company, Travelocity.com LP (the "Partnership") or Travelocity or (2) any corporation or other Person of which a majority



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         of its voting power or its voting equity securities or equity interest is Beneficially Owned, directly or indirectly, by Travelocity or the Partnership (a "Related Entity"), or the Company, (b) Travelocity, the Partnership or any Related Entity, (c) a Person who has acquired the Voting Securities in connection with a "Non-Control Transaction" (as hereinafter defined), but only to the extent such Voting Securities are acquired in connection with one or more Non-Control Transactions, (d) Sabre, and any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is Beneficially Owned, directly or indirectly, by Sabre, unless at such time Sabre (together with any corporation or other Person (i) of which a majority of its voting power or its voting equity securities or equity interest is Beneficially Owned, directly or indirectly, by Sabre, or (ii) which Beneficially Owns, directly or indirectly, a majority of the voting power or voting equity securities or equity interest in Sabre), is the beneficial owner of 90% or more of the then outstanding Voting Securities of Travelocity, or (e) AMR Corporation, unless at such time AMR Corporation is not, or has not at all times been, the Beneficial Owner, directly or indirectly, of at least a majority of the voting power or voting equity securities or equity interest in Sabre;

(ii) The individuals who, as of the effective date of the merger of Preview Travel, Inc. with and into Travelocity pursuant to the Merger Agreement, dated as of October 3, 1999, by and among Sabre, the Company, Travelocity, and Preview Travel, Inc. (the "Merger Effective Time") constitute the board of directors of Travelocity (the "Incumbent Board") cease for any reason to constitute at least a majority of the board of directors of Travelocity; provided, however, that any individual becoming a director subsequent to the Merger Effective Time whose election, or nomination for election by Travelocity's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the board of directors of Travelocity;

(iii)    The Consummation of:

         (a) A merger, consolidation or similar reorganization of Travelocity or in which securities of Travelocity are issued (a "Merger"), unless the Merger is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a Merger if:

                  (1) the stockholders of Travelocity immediately before such Merger Beneficially Own, directly or indirectly, immediately following the Merger at least fifty percent (50%) of the combined voting power of the outstanding voting securities of (x) the corporation resulting from such Merger (the "Surviving Corporation"), if fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Surviving Corporation is not Beneficially Owned, directly or indirectly by another corporation (a "Parent Corporation"), or (y) the Parent Corporation, if fifty percent (50%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities is Beneficially Owned, directly or indirectly, by a Parent Corporation; and



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                  (2) the individuals who were members of the board of directors of Travelocity, immediately prior to the execution of the agreement providing for the Merger, constitute at least a majority of the members of the board of directors of, (x) the Surviving Corporation, if fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Surviving Corporation is not Beneficially Owned, directly or indirectly by a Parent Corporation, or (y) the Parent Corporation, if fifty percent (50%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities is Beneficially Owned, directly or indirectly, by a Parent Corporation;

(iv) The sale or other disposition of all or substantially all of the assets of Travelocity to any Person (other than a transfer to a Related Entity or under conditions that would constitute a Non-Control Transaction with the disposition of assets being regarded as a Merger for this purpose);

(v) A "Change in Control" (as defined in the Amended and Restated 1996 Long-Term Incentive Plan of Sabre Holdings Corporation, as amended from time to time) occurs unless at such time Sabre is not the Beneficial Owner of 50% or more of the outstanding voting Securities of Travelocity or the Partnership;

(vi)     A complete liquidation or dissolution of Travelocity; or

(vii) Any other event to which, in the opinion of the Board, the provisions of clauses (i) through (vi) are not strictly applicable but, in the opinion of the Board, is within the intent and effect of such clauses.

Notwithstanding anything else contained herein to the contrary, in no event shall a Change in Control be deemed to occur solely by reason of (1) a distribution to Sabre's stockholders, whether as dividend or otherwise, of all or any portion of the Voting Securities held, directly or indirectly, by Sabre (including, without limitation, a distribution to Sabre's stockholders of securities of the Company), or (2) a sale of all or any portion of the Voting Securities held, directly or indirectly, by Sabre in an underwritten public offering (including, without limitation, a sale of securities of the Company in an underwritten public offering), or (3) any Person (the "Subject Person") acquiring Beneficial Ownership of more than the permitted amount of the then outstanding Voting Securities as a result of the acquisition of Voting Securities by Travelocity which, by reducing the number of Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by Travelocity, and after such share acquisition by Travelocity, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

Code means the United States Internal Revenue Code of 1986, as amended.



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Committee means the Committee to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

Common Stock means shares of the common stock of Travelocity.com Inc., a Delaware corporation, par value $.001.

Company means Travelocity Holdings, Inc., a Delaware corporation.

Covered Participant means a participant who is a "covered employee" as identified in Section 162(m)(3) of the Code.

Disability or Disabled means permanent and total disability as defined in
Section 22(e)(3) of the Code.

Effective Date means October 1, 1999, the effective date of the Plan.

Employer means the Company and each Affiliate that has adopted the Plan with the Company's permission.

Eligible Employee means an employee of an Employer (including, without limitation, an employee who is also serving as an officer or director of an Employer), designated by the Administrator to be eligible to be granted one or more Awards under the Plan.

Exchange Act means the Securities Exchange Act of 1934, as amended.

Exercise Price means the exercise price per share determined on the grant date by the Committee.

Fair Market Value of a Share of Common Stock means:

         (1) If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, either (a) the average of the high and low prices of the Common Stock on the Composite Tape or other comparable reporting system for the applicable date or (b) if the Common Stock is not traded on the relevant date, the average of the high and low prices of the Common Stock on the Composite Tape or other comparable reporting system for the most recent day on which the Common Stock was traded immediately preceding the applicable date.

         (2) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading days or day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, either (a) the average of the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for applicable date or (b) the average of the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded immediately preceding the applicable date, as the Administrator shall determine in its sole discretion; and



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         (3)      If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

Incentive Stock Option means an option that is intended to qualify as an incentive stock option under Code Section 422.

Non-Qualified Option means an option that is not intended to qualify as an Incentive Stock Option.

Option means a Non-Qualified Option or an Incentive Stock Option granted under the Plan.

Participant means an Eligible Employee, director, or consultant of an Employer to whom one or more Awards are granted under the Plan. As used herein, "Participant" shall include "Participant's Survivors" where the context requires.

Participant's Survivors means a deceased Participant's legal representatives and/or any person or persons who acquired the Participant's rights to an Award by will or by the laws of descent and distribution.

Partnership LTIP means the Travelocity.com LP 1999 Long-Term Incentive Plan, as it may be amended from time to time.

Plan means the Travelocity Holdings, Inc. 1999 Long-Term Incentive Plan, as it may be amended from time to time.

SAR means ________________________________________.

Sabre means Sabre Holdings Corporation, a Delaware corporation.

Securities Act means the Securities Act of 1933, as amended.

Shares means shares of the Common Stock as to which Awards have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Section 12 of the Plan. The Shares issued upon exercise of Options granted under the Plan may be authorized and unissued shares, Treasury shares, shares transferred from an Affiliate, or shares purchased on the open market.

Travelocity means Travelocity.com Inc., a Delaware corporation.

3.       SHARES SUBJECT TO THE PLAN.

         General. The number of Shares that may be transferred in satisfaction of Awards granted under this Plan shall be four million five hundred thousand (4,500,000), which number of Shares shall be increased on January 1, 2001 and on each of the four (4) succeeding January 1, ending on January 1, 2005, by a number of Shares equal to 2.5% of the total number of Shares of



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Common Stock outstanding as of such date. Such number includes Options which may be originally granted under this Plan, as well as Options granted under this Plan in respect to Options of another entity which are assumed by this Plan. Notwithstanding the foregoing, under no circumstances shall the number of shares available for transfer under the Plan and the Partnership LTIP exceed 7,000,000 plus the number of shares available for transfer by which the Plan and the Partnership LTIP are increased pursuant to the terms of each such plan.

         Lapsed Awards and Share Withholding. If any Option granted under the Plan shall be cancelled, forfeited, lapse, expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or is settled in cash in lieu of Common Stock, the Shares subject to such Award shall thereafter again be available for grant of an Award under the Plan. Shares deemed to have been used to pay the exercise price or tax withholding due with respect to an Option, through share withholding or other cashless exercise method, shall thereafter again be available for issuance under the Plan. In addition, in the event a Participant pays for any Option through the delivery of previously owned Shares, the number of Shares available for issuance under the Plan shall be increased by the number of Shares surrendered by the Participant. However, notwithstanding the above, with respect to any Covered Participants, cancelled Shares shall continue to be counted against the maximum aggregate number of Shares that may be granted pursuant to Awards.

4.       ADMINISTRATION OF THE PLAN.

         The Committee. Upon appointment of the Committee, the Plan shall be administered and interpreted by the Committee which shall have full authority and all powers necessary or desirable for such administration. The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. In its sole and complete discretion the Committee may adopt, alter, suspend and repeal such administrative rules, regulations, guidelines, and practices governing the operation of the Plan as it shall from time to time deem advisable. In addition to any other powers and subject to the provisions of the Plan, the Committee shall have the following specific powers: (i) to determine the terms and conditions upon which the Awards may be made and exercised; (ii) to determine all terms and provisions of each Agreement, which need not be identical for all types of Awards nor for the same type of Award to different participants; (iii) to construe and interpret the Agreements and the Plan; (iv) to establish, amend, or waive rules or regulations for the Plan's administration; (v) to accelerate the exercisability of any Award; (vi) to provide for the grant of Awards upon the assumption of, or in substitution for, similar awards granted by an acquired or other company with which the Employer or Travelocity participates in an acquisition, separation, or similar corporate transaction; and (vii) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan. The Committee may take action by majority vote or by unanimous written consent. The Committee may seek the assistance or advice of any persons it deems necessary to the proper administration of the Plan.

         Selection of Participants. The Administrator shall have sole and complete discretion in determining those persons who shall be Participants in the Plan, provided that such participants must be Eligible Employees, directors or consultants of an Employer at the time an Option is granted. The Committee may delegate to the one or more executive officers of the Company the



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authority to make Awards to Participants who are not executive officers of the
Travelocity (as designated by the Company or otherwise covered as such under Rule 16b-3 of the Exchange Act) or Covered Participants, subject to a fixed maximum Award amount for such a group and a maximum Award amount for any one Participant, as determined by the Committee. Awards made to the executive officers or Covered Participants shall be determined by the Committee.

         Committee Decisions. All determinations and decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding upon all persons, including the Employer, its stockholders, employees, Participants, and designated beneficiaries, except when the terms of any sale or award of shares of Common Stock or any grant of rights or Options under the Plan are required by law or by the Certificate of Incorporation or Bylaws of the Travelocity to be approved by Travelocity's Board of Directors or stockholders prior to any such sale, award or grant.

         Rule 16b-3 and Code Section 162(m) Requirements. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on any Award (including approval of any Award by the Board of Directors or Compensation Committee of Sabre and/or Travelocity), and the Board may amend the Plan in any such respects, as may be required to satisfy the requirements of Rule 16b-3 or Code Section 162(m).

         Indemnification of Committee. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Employer against reasonable expenses incurred from their administration of the Plan, including without limitation related attorneys' fees actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, and against all reasonable amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Employer and its Affiliates.

5.       TERMS AND CONDITIONS OF OPTIONS.

         Each Option shall be set forth in writing in an Agreement, duly executed by the Company and, subject to such conditions as the Administrator may deem appropriate, including, without limitation, subsequent approval by the Compensation Committee or Board of Directors of Travelocity and/or Sabre. The Agreements shall be subject to at least the following terms and conditions:

A. Each Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any Option:

         a. Exercise Price: The Exercise Price (per share) of the Shares covered by each Option shall be determined by the Administrator but shall not be less than the Fair Market Value per share of Common Stock on the date such Option is granted; provided, however, that the Committee in its sole discretion may grant Options



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                  with an exercise price less than the Fair Market Value of the stock on the date of grant to Employees hired as a result of an acquisition or other business combination, or employees transferred from another affiliate of the Company or Travelocity, in respect of options converted and assumed by the Plan under Section 5.B. Notwithstanding the foregoing, in no event may any Option bear an exercise price less than the par value of the underlying Shares;

         b. Each Agreement shall state the number of Shares to which it pertains;

         c. Each Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised (which shall not be later than ten years following the date granted), and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events; and

         d. Exercise of any Option may be conditioned upon the Participant's execution of a Share purchase agreement in form satisfactory to the Administrator.

B. Conversion Options. The Committee, in its discretion, may issue Options under this Plan in consideration of options to purchase shares of common stock in another entity, which options shall be assumed by this Plan, and such Options shall contain those terms and conditions which the Committee, in its sole discretion, shall deem appropriate, which may be new terms, or which may incorporate the terms of the option from which they were converted (including ISO status for 90 days following termination of employment with the entity in respect of whose stock such prior options were issued). In particular, but not by way of limitation, with respect to any individual who previously was employed by Sabre (or an affiliate thereof) or Preview Travel, Inc., a Delaware corporation, and who subsequently becomes employed by the Employer, the Committee in its discretion may allow any options to purchase stock of Sabre or Preview Travel, Inc. held by such individual to be converted into Options hereunder, and for such Options hereunder to bear the same terms as the options from which they were converted, subject to appropriate adjustments, as determined by the Committee in its sole discretion, to the exercise price and number of shares subject to such Options.

C. Limitations: No Participant shall be granted Options in any calendar year in excess of 1,000,000 Shares.

6.       EXERCISE OF OPTION AND ISSUE OF SHARES.

         An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address, together with provision for payment of the full purchase price in accordance with this paragraph for the Shares as to which such Option is being exercised, and upon compliance with any other condition(s) set forth in the Agreement relating to such Options. Such written notice shall be signed by the person exercising the Option, shall state



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the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Agreement. Payment of the purchase price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) through delivery of shares of Common Stock (not subject to any security agreement or pledge) having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Option, or (c) in accordance with a cashless exercise program established with a securities brokerage firm and approved by the Administrator, or (d) through such other method of payment (such as share withholding) approved by the Administrator, or (e) by any combination of (a),
(b), (c), and (d) above; provided, however, that options (b), (c), (d), or (e) may only be utilized (i) to the extent permitted by applicable law and not in violation of any instrument or agreement to which the Employer or Travelocity is a party, and (ii) unless otherwise stated in the Agreement, only to the extent specifically determined by the Administrator in its sole discretion at the time of exercise. The Committee reserves the right to require any Shares delivered by the Participant in full or partial payment of the Exercise Price to be limited to those Shares already owned by the Participant for at least six (6) months.

         The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant's Survivors or Permitted Transferee, as the case may be). In determining what constitutes "reasonably promptly," it is expressly understood that the delivery of the Shares may be delayed by the Company in order to comply with any law or regulation which requires the Company or Travelocity to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be evidenced by an appropriate certificate or certificates for fully paid, non-assessable Shares.

         The Administrator may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Option was granted, or in the event of the death of the Participant, the Participant's Survivors, if the amendment is materially adverse to the Participant.

7.       RIGHTS AS A SHAREHOLDER

         No Participant to whom an Option has been granted shall have rights as a shareholder with respect to any Shares covered by such Option, except after due exercise of the Option, tender of the full purchase price for the Shares being purchased pursuant to such exercise, satisfaction of such other conditions for the transfer of Shares pursuant to the Option, and registration of the Shares in the Company's share register in the name of the Participant.

8.       ASSIGNABILITY AND TRANSFERABILITY OF OPTIONS.

         Unless otherwise provided in the Option Agreement, an Option granted to a Participant shall not be transferable by the Participant other than by will or by the laws of descent and distribution; provided, however, that the designation of a beneficiary of an Option by a Participant shall not be deemed a transfer prohibited by this Section 8. Notwithstanding the foregoing, transfers of Options may be made with the prior approval of the Committee and on such terms and conditions as the Committee in its sole discretion shall approve, to (a) in the case



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of a transfer without the payment of any consideration, any "family member" as such term is defined in Section 1(a)(5) of the General Instructions to Form S-8 under the Securities Act as in effect on the Effective Date, (b) to any person or entity described in clause (ii) of Section 1(a)(5) of the General Instructions to Form S-8 under the Securities Act as in effect on the Effective Date, and (iii) upon a Participant's death, Participant's executors, administrators, testamentary trustees, legatees and beneficiaries. Any attempted transfer, assignment, pledge, hypothecation, or other disposition of any Option or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon an Option, shall be null and void.

9.       EFFECT OF TERMINATION OF SERVICE OTHER THAN "FOR CAUSE."

         Except as otherwise provided in an Agreement or as determined by the Administrator at or after grant, in the event of a termination of service (whether as an employee, director, or consultant) with the Employer or Travelocity before the Participant has exercised all Options, the following rules apply:

A.       All unvested Options shall immediately terminate.

B. A Participant who ceases to be an employee, director, or consultant of the Employer or of Travelocity for any reason other than termination for cause, Disability, or death may continue to exercise an Option to the extent that the Option is otherwise vested and exercisable on the date of such termination of service, for a period of three (3) months following such termination (or, if less, the remaining term of the Option).

C. If any employee Participant terminates employment by reason of death, Disability or retirement (as defined in the Employer's general policy regarding retirement), or any director Participant has attained age 65 or accumulated 5 years of service with the Employer (counting service with AMR Corporation, Sabre, or Preview Travel, Inc.) as of his or her termination date, then such Participant may exercise any Option (to the extent that it is otherwise vested and exercisable as of his termination of service) at any time during the one (1) year period following his termination of service (or, if less, for the remaining term of the Option).

D. In the case of a Participant's Disability or death within three (3) months after the termination of employment, director status, or consultancy (for any reason other than Participant's death, Disability or for cause), the Participant may exercise the Option (to the extent otherwise vested and exercisable) within one (1) year after the date of the Participant's Disability or death, but in no event after the date of expiration of the term of the Option.

E. The Administrator shall make the determination both as to whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Employer and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Employer.



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F.       Notwithstanding anything herein to the contrary, if subsequent to a
         Participant's termination of employment, termination of director status, or termination of consultancy, the Board of Directors determines that, either prior or subsequent to the Participant's termination, the Participant engaged in conduct which would constitute "cause", then such Participant shall forthwith cease to have any right to exercise any Option.

G. A Participant to whom an Option has been granted under the Plan who is on an approved leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant's employment, director status, or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide. An approved leave of absence shall mean sick leave, military leave or any other leave of absence approved by the Administrator; provided that such leave is for a period of not more than 90 days or reemployments upon the expiration of such leave is guaranteed by contract or statute.

H. For purposes of this Section 9, a termination of employment shall not be deemed to occur upon the transfer of a Participant to an Affiliate, provided such Participant's continued participation in the Plan is specifically approved by the Board of Directors or the Committee.

10.      EFFECT OF TERMINATION OF SERVICE "FOR CAUSE."

         Except as otherwise provided in an Option Agreement, the following rules apply if the Participant's service (whether as an employee, director, or consultant) with the Employer is terminated "for cause":

A. All outstanding and unexercised Options as of the date the Participant is notified that his or her service is terminated "for cause", whether vested or unvested, will immediately be forfeited.

B. For purposes of this Paragraph, "cause" shall include (and is not limited to) dishonesty with respect to the employer, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of cause will be conclusive on the Participant and the Employer.

C. "Cause" is not limited to events which have occurred prior to a Participant's termination of service, nor is it necessary that the Administrator's finding of "cause" occur prior to termination. If the Administrator determines, subsequent to a Participant's termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute "cause," then the right to exercise any Option is forfeited.

D. Any definition in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of "cause" for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to such Participant.

11.      DISSOLUTION OR LIQUIDATION OF THE COMPANY.

         In the event of the proposed dissolution or liquidation of the Company or Travelocity, all outstanding Options will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Administrator; provided, however, that if the rights of a Participant, Permitted Transferee, or a Participant's Survivors have not otherwise terminated and expired, the Participant, Permitted Transferee, or the Participant's Survivors will have the right immediately prior to such dissolution or liquidation to exercise any Option to the extent that the Option is otherwise exercisable as of the date immediately prior to such dissolution or liquidation, and the Administrator may, in the exercise of its sole discretion in such instances, accelerate the date on which any Option becomes exercisable or fully vests and/or declare that any Option shall terminate as of a specified date.

12.      ADJUSTMENTS.

         The number and class of Shares subject to each outstanding Award, the Exercise Price and the aggregate number, type and class of Shares for which Awards thereafter may be made shall be subject to adjustment, if any, as the Committee deems appropriate, based on the occurrence of a number of specified and non-specified events. Such specified events are discussed in this Section 12, but such discussion is not intended to provide an exhaustive list of such events which may necessitate such adjustments. In addition, the Administrator may treat different Participants and different Awards differently, and may condition any adjustment on the execution of an appropriate waiver and release agreement.

         (a) If the outstanding Shares are increased, decreased or exchanged through merger, consolidation, sale of all or substantially all of the property of Travelocity, reorganization, recapitalization, reclassification, stock dividend, stock split or other distribution in respect to such Shares, for a different number of Shares or type of securities, or if additional Shares or new or different Shares or other securities are distributed with respect to such Shares, an appropriate and proportionate adjustment shall be made in (i) the maximum number of Shares available for the Plan as provided in this Section 12,
(ii) the type of shares or other securities available for the Plan, (iii) the number of shares of Common Stock subject to any then outstanding Awards under the Plan, and (iv) the price (including Exercise Price) for each Share (or other kind of shares or securities) subject to then outstanding Awards, but without change in the aggregate purchase price as to which such Options remain exercisable.

         (b) In the event other events not specified above in this Section 12, such as any extraordinary cash dividend, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock, or other similar corporate event, affect the Common Stock such that an adjustment is necessary to maintain the benefits or potential benefits intended to be provided under this Plan, then the Committee in its discretion may make adjustments to any or all of (i) the number and type of shares which thereafter may be optioned and sold or awarded under the Plan, (ii) the Exercise Price of any Award made under the Plan thereafter, and (iii) the number and Exercise Price of each Share (or other kind of shares or securities) subject to the then outstanding awards, but without change in the aggregate purchase price as to which such Options remain exercisable.

         (c) Any adjustment made by the Committee pursuant to the provisions of this Section 12, subject to approval by the Board of Directors, shall be final, binding and conclusive. A notice of such adjustment, including identification of the event causing such an adjustment, the calculation method of such adjustment, and the change in price and the number of shares of Common Stock, or securities, cash or property purchasable subject to each Award shall be sent to each Participant. No fractional interests shall be issued under the Plan based on such adjustments.

         (d) This Section 12 shall not apply if any such adjustment would be made in connection with a Change in Control, which is governed by Section 13.

13.      CHANGE IN CONTROL

         In the event of a Change in Control, the Board of Directors, in its sole discretion, may:

         (a) make appropriate provisions for continuation of Options granted under the Plan by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the transaction or securities of any successor or acquiring entity;

         (b) upon written notice to the Participants, provide that all Options must be exercised within a reasonable period of time following such notice, after which the Options will expire; or

         (c) terminate all Options in exchange for a cash payment equal to the difference between the fair market value of the underlying Shares and the Exercise Price, multiplied by the number of Shares subject to Options held by a Participant.

         In the event the Board of Directors chooses alternative (b) or (c), then all unvested Options outstanding under the Plan will immediately become vested and exercisable, unless the vesting would prevent a desired pooling of interest accounting treatment for the Change in Control transaction. To the extent the Board of Directors elects option (a), and a Participant's employment is involuntarily terminated without cause within one (1) year following the Change in Control, then all Options held by such Participant shall immediately become vested and remain exercisable for 3 months following such termination of employment (or, if earlier, for the remainder of the Option's term). Under each alternative, any Options held by nonemployee directors of the Employer or Travelocity will immediately vest.

14.      ISSUANCES OF SECURITIES.

         Except as expressly provided herein or in the applicable Option Agreement, no issuance by Travelocity of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to Options. Except as expressly provided herein or in the applicable Option Agreement, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of Travelocity.

15.      FRACTIONAL SHARES.

         No fractional share shall be issued under the Plan and the person exercising such right shall receive from the Employer cash in lieu of such fractional share equal to the Fair Market Value thereof.

16.      WITHHOLDING.

         In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act ("F.I.C.A.") withholdings, or other amounts are required by applicable law or governmental regulation to be withheld from the Participant's salary, wages, or other remuneration in connection with the exercise of an Option, the Employer may withhold from the Participant's wages, if any, or the remuneration, or may require the Participant to advance in cash to the Employer, or to any Affiliate which employs or employed the Participant, the amount of such withholdings unless a different withholding arrangement, including share withholding or the use of previously owned shares of Common Stock (which the Committee may require to have been held for at least six (6) months), is authorized by the Administrator (and permitted by law). For purposes hereof, the Fair Market Value of any Shares withheld for purposes of payroll withholding shall be determined in the manner provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the Fair Market Value of any Shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Employer or the Affiliate employer. The Administrator may condition the transfer of any Shares or the lifting of any restrictions on any Option on the satisfaction by the Participant of the foregoing withholding obligations.

17.      TERMINATION OF THE PLAN.

         Unless sooner terminated by the Board of Directors, the Plan shall terminate on September 30, 2009. The Plan's termination will not materially impair any rights under any Option already made under the Plan without the consent of the Participant.

18.      AMENDMENT OF THE PLAN AND AGREEMENTS.

         The Plan may be amended by the Board of Directors, including, without limitation, to the extent necessary to ensure the qualification of the Plan under Rule 16b-3, and to the extent necessary to qualify the shares issuable upon exercise of any outstanding Options granted, or Options to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under an Option previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be materially adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not materially adverse to the Participant.

19.      EMPLOYMENT OR OTHER RELATIONSHIP, NATURE OF PAYMENTS.

         Nothing in this Plan or any Agreement shall be deemed to prevent the Employer from terminating the employment, consultancy, or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy, or director status or to give any Participant a right to be retained in employment or other service by the Employer for any period of time.

         All Awards shall constitute a special incentive payment to the Participant and shall not be taken into account in computing the amount of salary or compensation of the Participant for the purpose of determining any benefits under any pension, retirement, profit-sharing, bonus, life insurance, or other benefit plan of the Employer or under any agreement between the Employer and the Participant, unless such plan or agreement specifically provides otherwise.

20.      CONSTRUCTION OF THE PLAN.

         The Plan, and its rules, rights, agreements and regulations, shall be governed, construed, interpreted and administered solely in accordance with the laws of the state of Delaware. In the event any provision of the Plan shall be held invalid, illegal or unenforceable, in whole or in part, for any reason, such determination shall not affect the validity, legality or enforceability of any remaining provision, portion of provision or the Plan overall, which shall remain in full force and effect as if the Plan had been absent the invalid, illegal or unenforceable provision or portion thereof.

21.      CERTAIN PARTICIPANTS.

         All Agreements for Participants subject to Section 16(b) of the Exchange Act shall be deemed to include any such additional terms, conditions, limitations and provisions as Rule 16b-3 requires, unless the Administrator in its discretion determines that any such Award should not be governed by Rule 16b-3. To the extent any provision of the Plan or any action by the Administrators of the Plan fails to so comply with Rule 16b-3, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrator. All performance-based Awards shall be deemed to include any such additional terms, conditions, limitations and provisions as are necessary to comply with the performance-based compensation exemption of Section 162(m) of the Code unless the Administrator in its discretion determines that any such Award to a Covered Participant is not intended to qualify for the exemption for performance-based compensation under Section 162(m).

22.      LISTING, REGISTRATION AND OTHER LEGAL COMPLIANCE.

         Notwithstanding any other provision of this Plan, no Awards or Shares of the Common

Stock shall be required to be issued or granted under the Plan unless legal counsel to the Company shall be satisfied that such issuance or grant will be in compliance with all applicable federal and state securities laws and regulations and any other applicable laws or regulations. The Committee may require, as a condition of any payment or share issuance, that certain agreements, undertakings, representations, certificates, and/or information, as the Committee may deem necessary or advisable, be executed or provided to the Company to assure compliance with all such applicable laws or regulations. Any certificates for Shares of the Common Stock delivered under the Plan may be subject to such legends, stock-transfer orders and such other restrictions as the Committee may deem advisable under the rules, regulations, or other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, the NASDAQ National Market System, and any applicable federal or state securities law. In addition, if, at any time specified herein (or in any Agreement or otherwise) for (a) the making of any Award, or the making of any determination, (b) the issuance or other distribution of Common Stock, or (c) the payment of amounts to or through a Participant with respect to any Award, any law, rule, regulation, or other requirement of any governmental authority or agency shall require the Employer, Travelocity, or any Participant (or any estate, designated beneficiary, or other legal representative thereof) to take any action in connection with any such determination, any such Shares to be issued or distributed, any such payment, or the making of any such determination, as the case may be, shall be deferred until such required action is taken.

23.      GOVERNING LAW.

         This Plan shall be construed and enforced in accordance with the law of the State of Delaware, without giving effect to principles of conflict of laws.